                                                                    EXHIBIT 99.2

                        COMPANY STOCK OPTION AGREEMENT


     THIS COMPANY STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of April 13, 1998 by and between Paragon Health Network, Inc., a Delaware corporation ("Paragon"), and Mariner Health Group, Inc., a Delaware corporation (the "Company").

                                   RECITALS

     A. Concurrently with the execution and delivery of this Agreement, Paragon, the Company, and Paragon Acquisition Sub, Inc., a Delaware corporation ("Sub"), are entering into an Agreement and Plan of Merger, dated as of April 13, 1998 (the "Merger Agreement"), which provides, among other things, upon the terms and subject to the conditions thereof, for the merger of SUB with and into the Company in accordance with the laws of the State of Delaware (the "Merger"); and

     B. As a condition and inducement to Paragon's willingness to enter into the Merger Agreement, Paragon has requested that the Company agree, and the Company has agreed, to grant to Paragon an option to acquire certain shares of The Company's authorized but unissued common stock, $.01 par value per share ("Company Common Stock").

     NOW, THEREFORE, to induce Paragon to enter into the Merger Agreement and in consideration of the representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound, hereby agree as follows. Capitalized terms used herein but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

     1.  GRANT OF OPTION.  The Company hereby grants to Paragon an irrevocable
     -------------------
option (the "Company Option") to purchase a number of shares of Company Common Stock equal to the Option Number (as defined in Section 2(d)), on the terms and subject to the conditions set forth below.

     2.  EXERCISE AND TERMINATION OF THE COMPANY OPTION.
     --------------------------------------------------

          (A) EXERCISE. The Company Option may be exercised by Paragon, in whole or in part, at any time or from time to time after the occurrence of a Purchase Event and prior to the termination of Paragon's right to exercise the Company Option by the terms of this Agreement. The Company shall notify Paragon promptly in writing of the occurrence of any Trigger Event; however, such notice shall not be a condition to the right of Paragon to exercise the Company Option. For purposes of this Agreement, the following terms shall have the meanings set forth below:

          "Purchase Event" means the consummation of any transaction the
           --------------
proposal of which would constitute a Company Acquisition Transaction (as defined in the Merger Agreement) within twelve (12) months following the occurrence of a Trigger Event.

          "Trigger Event" means a termination of the Merger Agreement under
           -------------
circumstances that causes a Termination Fee (as defined in the Merger Agreement) to become payable by the Company to Paragon pursuant to Section 7.02(b) of the Merger Agreement or that would cause a Termination Fee to become payable if the provisions of the penultimate sentence of Section 7.02(b) were satisfied.

          (b) EXERCISE PROCEDURE. In the event that Paragon wishes to exercise the Company Option, Paragon shall deliver to the Company written notice (an "Exercise Notice") specifying the total number of shares of Company Common Stock that Paragon wishes to purchase. To the extent permitted by law and the Certificate of Incorporation of the Company (the "Company Charter") and provided that the conditions set forth in Section 3 to the Company's obligation to issue the shares of Company Common Stock to Paragon hereunder have been satisfied or waived, Paragon shall, upon delivery of the Exercise Notice and tender of the applicable aggregate Exercise Price, immediately be deemed to be the holder of record of the shares of Company Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Company Common Stock shall not theretofore have been delivered to Paragon. Each closing of a purchase of shares of Company Common Stock hereunder (a "Closing") shall occur at a place, on a date, and at a time designated by Paragon in an Exercise Notice delivered at least two (2) business days prior to the date of such Closing.

          (c) TERMINATION OF THE COMPANY OPTION. Paragon's right to exercise the Company Option shall terminate upon the earliest to occur of: (i) the Effective Time of the Merger; (ii) the termination of the Merger Agreement other than under circumstances which also constitute or may lead to a Trigger Event under this Agreement; or (iii) 12 months following the receipt by Paragon of written notice from the Company of the occurrence of a Trigger Event unless a Purchase Event shall have occurred prior thereto in which case the right to exercise the Company Option shall terminate 12 months following the occurrence of such Purchase Event. Notwithstanding the foregoing, if the Company Option cannot be exercised as of the date the Company Option would have otherwise terminated pursuant to the preceding sentence by reason of any applicable judgment, decree, order, law or regulation, the Company Option shall remain exercisable and shall not terminate until the earlier of (x) the date on which such impediment shall become final and not subject to appeal and (y) 5:00 p.m., Eastern Time, on the tenth (10th) business day after such impediment shall have been removed. The rights of Paragon set forth in Section 7 shall not terminate upon termination of Paragon's right to exercise the Company Option, but shall extend to the time provided in such sections. Notwithstanding the termination of the Company Option, Paragon shall be entitled to purchase the shares of Company Common Stock with respect to which Paragon had exercised the Company Option prior to such termination.

          (d) OPTION NUMBER. The Option Number shall initially be the number of shares equal to nineteen and nine-tenths percent (19.9%) of the total number of shares of Company Common Stock issued and outstanding as of the date of this Agreement, and shall be adjusted hereafter to reflect changes in the Company capitalization occurring after the date hereof in accordance with Section 8.

          (E) EXERCISE PRICE. The purchase price per share of Company Common Stock pursuant to the Company Option (the "Exercise Price") shall be $19.75 per share, payable in cash.

     3.  CONDITIONS TO CLOSING.  The obligation of the Company to issue the
     -------------------------
shares of Company Common Stock to Paragon hereunder is subject to the conditions that (a) all waiting periods, if any, under the Hart Scott Rodino Antitrust Improvements Act of 1975, as amended (the "HSR Act"), applicable to the issuance of the shares of Company Common Stock by the Company and the acquisition of such shares by Paragon hereunder shall have expired or have been terminated; (b) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect; and (c) all consents, approvals, orders, authorizations and permits of any federal, state, local or foreign governmental authority, if any, required in connection with the issuance of the shares of Company Common Stock and the acquisition of such shares by Paragon hereunder shall have been obtained; provided, however, that the parties hereto shall use their best efforts to cause all such conditions to be fulfilled as promptly as possible. In the event the closing is delayed as a result of the immediately preceding sentence, the date of the closing shall be within five business days following the date such condition has been fulfilled; provided that, notwithstanding any prior notice of intention to exercise the Option, Paragon shall not be obligated to purchase any share of Company Common Stock pursuant hereto after the date three months following the date of such Exercise Notice.

     4.  CLOSING.  At any Closing:
     -----------

          (A) The Company shall deliver to Paragon or its designee a certificate or certificates in definitive form representing the number of shares of Company Common Stock in the denominations designated by Paragon in its Exercise Notice, such certificate to be registered in the name of Paragon and to bear the legend set forth in Section 9;

          (B) Paragon shall deliver to the Company the aggregate Exercise Price for the shares of Company Common Stock so designated and being purchased by wire transfer of immediately available funds to the account or accounts specified in writing by the Company;

          (C) The Company shall pay all expenses, and any and all federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 4; and

          (D) The Company shall cause the shares of Company Common Stock being delivered at the Closing to be approved for quotation on The Nasdaq National Market and shall pay all expenses in connection with the application for approval of such quotation.

     5.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents
     -------------------------------------------------
and warrants to Paragon that:

          (A) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as such business is being conducted as of the date of this Agreement. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than any such jurisdiction where the failure to be so qualified or licensed (individually or in the aggregate) would not have a material adverse effect on the Company.

          (B) The Company has all corporate power and authority required to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate actions or proceedings on the part of the Company or the Company's stockholders are necessary to authorize this Agreement or any of the transactions contemplated hereby; this Agreement has been duly and validly executed and delivered by the Company, and, assuming the due authorization, execution and delivery hereof by Paragon and the receipt of any required governmental approvals, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought;

          (C) The Company has taken all necessary corporate action to authorize and reserve for issuance and to permit it to issue, upon exercise of the Company Option, and at all times from the date hereof through the expiration of the Company Option will have reserved, a number of authorized and unissued shares of Company Common Stock not less than the Option Number, such amount being subject to adjustment as provided in Section 8, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable;

          (D) the shares of Company Common Stock issued to Paragon upon the exercise of the Company Option will be, upon delivery thereof to Paragon, free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever and shall not be subject to any preemptive right of any stockholder of the Company;

          (E) the execution and delivery of this Agreement by the Company does not, and, the consummation by the Company of the transactions contemplated hereby will not, violate, conflict with, or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to the termination of, or accelerate the performance required by, or result in a right of termination, cancellation, or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets (any such violation, conflict, breach, default, termination, acceleration, right of termination, cancellation or acceleration, loss, or creation, a "Violation") of the Company or any of its subsidiaries, pursuant to (i) any provision of the Company Certificate of Incorporation or the Bylaws of the Company, (ii) any provision of any material loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise or license (a "Material Contract") of the Company or any of its subsidiaries or to which any of them is a party or by which any of them or their properties or assets are bound, or (iii) assuming the regulatory requirements referred to in Section 5(f) are satisfied, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its subsidiaries or any of their properties or assets;

          (F) the execution and delivery of this Agreement by the Company does not, and (except for the expiration or early termination of the waiting period under the HSR Act and any consent, approval or notice required by federal, state and local regulatory agencies, commissions, boards or public authorities with jurisdiction over healthcare facilities and providers) the performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not, require any consent, approval, order, authorization or permit of, filing with, or notification to any governmental or regulatory authority; and

          (G) none of the Company or any of its affiliates or anyone acting on its or their behalf has issued, sold or offered any security of the Company to any person under circumstances that would cause the issuance and sale of shares of Company Common Stock hereunder to be subject to the registration requirements of the Securities Act as in effect on the date hereof, and, assuming the representations and warranties of Paragon contained in Section 6 are true and correct, the issuance, sale and delivery of the shares of Company Common Stock hereunder would be exempt from the registration and prospectus delivery requirements of the Securities Act, as in effect on the date hereof, and the Company shall not take any action which would cause the issuance, sale, and delivery of shares of Company Common Stock hereunder not to be exempt from such requirements.

     6.  REPRESENTATIONS AND WARRANTIES OF REBEL.  Paragon represents and
     -------------------------------------------
warrants to the Company that any shares of Company Common Stock acquired by Paragon upon exercise of the Company Option will be acquired for Paragon's own account, for investment purposes only and will not be, and the Company Option is not being, acquired by Paragon with a view to the public distribution thereof, in violation of any applicable provision of the Securities Act.


     7.  REGISTRATION RIGHTS.  At any time after the Company Option becomes
     -----------------------
exercisable, the Company shall, at the request of Paragon, promptly prepare, file and keep current a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering any shares issued and issuable pursuant to this Option and shall use its best efforts to cause such registration statement to become effective and remain current in order to permit the sale or other disposition of any shares of Company Common Stock issued upon total or partial exercise of this Option ("Option Shares") in accordance with any plan of disposition requested by Paragon. The Company will use its best efforts to cause such registration statement promptly to become effective and then to remain effective (i) in the case of a "shelf" registration on Form S-3 or any successor form thereto, until the second anniversary of the latest date on which any Option Shares were issued upon exercise of the Option or in the event that Paragon is deemed to be an affiliate of the Company as of such date, the date that is 90 days following the date Paragon ceases to be an affiliate of the Company, or (ii) in all other events for such period not in excess of 180 days from the day such registration statement first becomes effective or such shorter time as may be reasonably necessary to effect such sales or other dispositions. Paragon shall have the right to demand no more than two such registrations. The Company shall bear the costs of such registrations (including, but not limited to, the Company's attorneys' fees (but excluding the fees and expenses of counsel for Paragon) printing costs and filing fees), except for underwriting discounts or commissions and brokers' fees. The foregoing notwithstanding, if, at the time of any request by Paragon for registration of Option Shares as provided above, the Company is in registration with respect to an underwritten public offering by the Company of shares of Common Stock, and if in the good faith judgment of the managing underwriter or managing underwriters, or, if none, the sole underwriter or underwriters, of such offering the offer and sale of the Option Shares would interfere with the successful marketing of the shares of Common Stock offered by the Company, the number of Option Shares otherwise to be covered in the registration statement contemplated hereby may be reduced; provided, however in no event shall the number of Option Shares to be included in such offering for the account of Paragon constitute less than 25% of the total number of shares to be sold by Paragon and the Company in the aggregate; and provided further, however, that if such reduction occurs, then the Company shall file a registration statement for the balance of the Option Shares excluded from such prior offering as promptly as practicable thereafter as to which no reduction pursuant to this Section 7 shall be permitted or occur and Paragon shall thereafter be entitled to one additional registration. Paragon shall provide all information reasonably requested by the Company for inclusion in any registration statement to be filed hereunder. If requested by Paragon in connection with such registration, the Company shall become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of representations, warranties, indemnities and other agreements customarily included in such underwriting for the Company. Upon receiving any request under this Section 7 from Paragon, the Company agrees to send a copy thereof to any other person known to the Company to be entitled to registration rights under this Section 7, in each case by promptly mailing the same, postage prepaid, to the address of record of the persons entitled to receive such copies. Notwithstanding anything to the contrary contained herein, in no event shall the number of registrations that the Company is obligated to effect be increased by reason of the fact that there shall be more than one holder of Option Shares as a result of any assignment or division of the Option and this Agreement.

     8.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.
     ---------------------------------------------

          (A) Without limiting any restriction on the Company contained in this Agreement or in the Merger Agreement, in the event of any change in the Company Common Stock by reason of any stock dividend, stock split, merger (other than the Merger), recapitalization, combination, exchange of shares spin-off or other change in the corporate or capital structure of the Company which could have the effect of diluting or otherwise diminishing Paragon's rights hereunder (including any issuance of Company Common Stock or other equity security of the Company at a price below the fair value thereof), the type and number of shares or securities subject to the Company Option, and the Exercise Price per share provided herein, shall be adjusted appropriately and proper provision shall be made in the agreements governing such transaction so that Paragon shall receive, upon exercise of the Company Option, the number and class of securities or property that Paragon would have received in respect of the shares of Company Common Stock issuable to Paragon if the Company Option had been exercised immediately prior to such event or the record date therefor, as applicable.

          (B) In the event that the Company shall enter into an agreement: (i) to consolidate with or merge into any person, other than Paragon or one of its subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger; (ii) to permit any person, other than Paragon or one of its subsidiaries, to merge into the Company and the Company shall be the continuing or surviving corporation, but, in connection with such merger, the then-outstanding shares of Company Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other person or cash or any other property; or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Paragon or one of its subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provision so that upon the consummation of such transaction and upon the subsequent exercise of the Company Option, Paragon shall be entitled to receive, for each share of Company Common Stock with respect to which the Company Option has not theretofore been exercised, an amount of consideration in the form of and equal to the per share amount of consideration that would be received by the holder of one share of Company Common Stock upon consummation of such transaction (and, in the event of an election or similar arrangement with respect to the type of consideration to be received by the holders of Company Common Stock, subject to the foregoing, proper provision shall be made so that the holder of the Company Option would have the same election or similar rights as would the holder of the number of shares of Company Common Stock for which the Company Option is then exercisable).

     9.  RESTRICTIVE LEGENDS.  Each certificate representing shares of Company
     -----------------------
Common Stock issued to Paragon upon exercise of the Company Option shall include a legend in substantially the following form:

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

It is understood and agreed that (i) the reference to the resale restrictions of the Securities Act and state securities or Blue Sky laws in the foregoing legend shall be removed by delivery of substitute certificate(s) without such reference if Paragon or the Company, as the case may be, shall have delivered to the other party a copy of a letter from the staff of the Securities and Exchange Commission, or an opinion of counsel, in form and substance reasonably satisfactory to the other party, to the effect that such legend is not required for purposes of the Securities Act or such laws; and (ii) the legend shall be removed in its entirety if the conditions in the preceding clause (i) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law. Certificates representing shares sold in a registered public offering pursuant to Section 7 shall not be required to bear the legend set forth in this Section 9.

     10. BINDING EFFECT; NO ASSIGNMENT; NO THIRD-PARTY BENEFICIARIES.  This
     ---------------------------------------------------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly provided for in this Agreement, neither this Agreement nor the rights or obligations of either party hereto are assignable, except by operation of law, or with the written consent of the other party, and any such attempted assignment in violation of this

Agreement shall be void and of no force or effect. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective permitted assigns any rights or remedies of any nature whatsoever.

     11.  SPECIFIC PERFORMANCE.  The parties hereto recognize and agree that if
     -------------------------
for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, in addition to other remedies, whether at law or in equity, the other party shall be entitled to an injunction to prevent or restrain any violation or threatened violation of the provisions of this Agreement, and to enforce specifically the terms and provisions hereof, in any court of the State of Delaware or of the United States of America located in the State of Delaware. In the event that any action should be brought in equity to enforce the provisions of this Agreement, neither party will allege, and each party hereby waives the defense, that there is an adequate remedy at law. Each party hereto irrevocably and unconditionally consents and submits to the jurisdiction of the courts of the State of Delaware and of the United States of America located in the State of Delaware for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby, and further agrees that service of any process, summons, notice or document by U.S. registered or certified mail to the respective addresses set forth in the Merger Agreement shall be effective service of process for any action, suit or proceeding brought against such party in any such court. Each party hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit, or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of Delaware or of the United States of America located in Wilmington, Delaware, and hereby further irrevocable and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     12.  VALIDITY.
     -------------

          (A) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect.

          (B) In the event any court or other governmental or regulatory authority holds any provisions of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith the execution and delivery of an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision and the economic effects thereof.

          (C) If for any reason any such court or other governmental or regulatory authority determines that Paragon is not permitted to acquire the full number of shares of Company Common Stock provided in this Agreement (as the same may be adjusted), it is the express intention of the Company to allow Paragon to acquire or to require the Company to repurchase such lesser number of shares as may be permissible without any other amendment or modification hereof.

          (D) Each party agrees that, should any court or other governmental or regulatory authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith, or not take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or to any other remedy, including but not limited to money damages, for breach hereof or of any other provision of this Agreement or part hereof as the result of such holding or order.

     13.  NOTICES.  All notices and other communications hereunder shall be in
     ------------
writing and shall be deemed given if (a) delivered personally, or (b) if sent by overnight courier service (receipt confirmed in writing), or (c) if delivered by facsimile transmission (with receipt confirmed), or (d) five days after being mailed by registered or certified mail (return receipt requested) to the parties in each case to the respective addresses set forth in the Merger Agreement (or at such other address for a party as shall be specified by like notice).

     14.  GOVERNING LAW.  This Agreement shall be governed by and construed in
     ------------------
accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State and without regard to its choice of law principles.

     15.  INTERPRETATION.  The headings contained in this Agreement are for
     -------------------
reference purposes and shall not affect in any way the meaning or interpretation of the Agreement. When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Whenever "or" is used in this Agreement it shall be construed in the nonexclusive sense. The words "herein," "hereby," "hereof," "hereto," "hereunder" and words of similar import refer to this Agreement.

     16.  COUNTERPARTS; EFFECT.  This Agreement may be executed in two or more
     -------------------------
counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     17.  EXPENSES.  Except as otherwise expressly provided herein or in the
     -------------
Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

     18.  AMENDMENTS; WAIVER.  This Agreement may be amended by the parties
     -----------------------
hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

     19.  EXTENSION OF TIME PERIODS.  The time periods for exercises of certain
     ------------------------------
rights hereunder shall be extended (but in no event by more than twelve (12) months): (a) to the extent necessary to obtain all governmental approvals for the exercise of such rights, and for the expiration of all statutory waiting periods; and (b) to the extent necessary to avoid any liability or disgorgement of profits under Section 16(b) of the Exchange Act by reason of such exercise.

     20.  FURTHER ASSURANCE.  Each party agrees to execute and deliver all such
     ----------------------
further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

     21.  FACSIMILE EXECUTION.  A facsimile of this Agreement containing
     ------------------------
signatures of all the parties hereto shall constitute an original document for all purposes.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties hereto have caused this Company Stock Option Agreement to be executed by their respective duly authorized officers as of the date first above written.



                                    MARINER HEALTH GROUP, INC.


                                    By: /s/ Arthur W. Stratton, Jr., M.D.
                                        ---------------------------------
                                        Name: Arthur W. Stratton, Jr., M.D
                                        Title: President and Chief Executive
                                               Officer


                                    PARAGON HEALTH NETWORK, INC.


                                    By: /s/ R. Jeffrey Taylor
                                        ---------------------
                                        Name:  R. Jeffrey Taylor
                                        Title:  Senior Vice President